UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 25, 2008
DEL MONTE FOODS COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Market @ The Landmark
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 247-3000
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Form of Del Monte Foods Company 2002 Stock Incentive Plan Performance Shares Agreement; Grant of Performance Share Units that Vest Based on Relative Total Shareholder Return.
On April 25, 2008, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Del Monte Foods Company (the “Company”) approved a new form of Performance Shares Agreement under the Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective August 6, 2007. Under the new form of Performance Shares Agreement, performance share units vest based on Relative Total Shareholder Return (RTSR). Relative Total Shareholder Return compares, over a specific period of time, Del Monte total shareholder return to the total shareholder returns achieved by each company in our comparator group. Under the Company’s previous form of Performance Share Agreement, Return on Invested Capital (ROIC) was used as the performance measure.
On April 25, 2008, the Compensation Committee approved the grant of performance share units under the Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective August 6, 2007, for vice presidents and above, as well as other key employees, pursuant to the terms of the new form of Performance Shares Agreement. Each of the Company’s current executive officers who were named executive officers in the Company’s proxy statement for its annual meeting held September 27, 2007 received a performance share unit grant as set forth below:

	Number of Shares Subject to
	Performance Share Unit Grant
Named Executive Officer	Maximum	Target
Richard G. Wolford	195,600	130,400
David L. Meyers	45,000	30,000
Nils Lommerin	48,150	32,100
Timothy A. Cole	32,100	21,400
David W. Allen	27,150	18,100
The performance share units generally vest based on the Company’s achievement of Relative Total Shareholder Return over fiscal 2009 through fiscal 2011. The Company’s total shareholder return over the performance period (using the first and last months of the performance period to calculate the total shareholder return) will be compared to the total shareholder return of the comparator companies already used in connection with the Company’s grant of Performance Accelerated Restricted Stock Units (PARS), as described in the Company’s proxy statement for its annual meeting held September 27, 2007. The Relative Total Shareholder Return will be the percentile ranking of the Company’s total shareholder return as compared to that of its comparator group. Performance shares will then vest (calculated as a percentage of the target award) based on such Relative Total Shareholder Return as follows:

Relative Total Shareholder Return:
Company Performance	Percentage of
Percentile	Target Award Vested
>75th percentile	150%
>68.75, but <75	125
>62.5, but <68.75	100
>56.5, but <62.5	75
>50, but <56.5	50
<50	0
To the extent performance shares units do not vest at the end of the performance period, such units will be forfeited.
The new form of Performance Shares Agreement as adopted by the Compensation Committee on April 25, 2008 is attached as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Performance Shares Agreement and related grants is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K as well as to the Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective August 6, 2007, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

*10.1	Form of Del Monte Foods Company Performance Shares Agreement **

10.2	Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective August 6, 2007 and approved by the stockholders September 27, 2007 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed October 2,
2007)**

*	Filed herewith

**	Indicates a management contract or compensatory plan or arrangement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company
Date: May 1, 2008	By:	/s/ James Potter
		Name:	James Potter
		Title:	Secretary

EXHIBIT INDEX

Exhibit	Description

*10.1	Form of Del Monte Foods Company Performance Shares Agreement **

10.2	Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective August 6, 2007 and approved by the stockholders September 27, 2007 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed October 2,
2007)**

*	Filed herewith

**	Indicates a management contract or compensatory plan or arrangement